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                                                                   EXHIBIT 10.65

                                 SECOND AMENDMENT TO
                                   CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT is made and dated as of July 31, 1998 (the "Second Amendment") among FOUNDATION HEALTH SYSTEMS, INC. (the "Company"), the Banks party to the Credit Agreement referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Administrative Agent (the "Agent"), and amends that certain Credit Agreement dated as of July 8, 1997, as amended by that certain First Amendment and Waiver to Credit Agreement (the "FIRST AMENDMENT") dated as of April 6, 1998 (as further amended or modified from time to time, the "CREDIT AGREEMENT").

                                       RECITALS


     WHEREAS, the Company has requested the Agent and the Banks to amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein:

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. TERMS. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

     2.   AMENDMENT.  The Credit Agreement is hereby amended as follows:

          2.1  AMENDMENT TO SCHEDULE 1.01.

          (a) Schedule 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 1.01 hereto.

          2.2  AMENDMENTS TO SECTION 7.12.

          (a) Clause (a) of Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(a) the Total Leverage Ratio, as of any date set forth below, to exceed the ratio set forth below opposite such date:

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               DATE                     MAXIMUM TOTAL LEVERAGE RATIO
               ----                     ----------------------------

          June 30, 1998                           3.75 to 1.00
          September 30, 1998                      3.75 to 1.00
          December 31, 1998                       3.25 to 1.00
          Thereafter                              3.00 to 1.00;"


     3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Second Amendment:

          3.1 AUTHORIZATION. The execution, delivery and performance by the Company of this Second Amendment has been duly authorized by all necessary corporate action, and this Second Amendment has been duly executed and delivered by the Company.

          3.2 BINDING OBLIGATION. This Second Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          3.3 NO LEGAL OBSTACLE TO AMENDMENT. The execution, delivery and performance of this Second Amendment will not (a) contravene the Organization Documents of the Company; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting the Company which individually or in the aggregate does or could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Second Amendment, or the transactions contemplated hereby.

          3.4 INCORPORATION OF CERTAIN REPRESENTATIONS. After giving effect to the terms of this Second Amendment, the representations and warranties of the Company set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

          3.5 DEFAULT. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

     4. CONDITIONS, EFFECTIVENESS. The effectiveness of this Second Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent;

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          4.1  AUTHORIZED SIGNATORIES.  A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Second Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of the Company.

          4.2 AUTHORIZING RESOLUTIONS. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Second Amendment, as to the resolutions of the Company's board of directors authorizing the transactions contemplated by the First Amendment.

          4.3 OTHER EVIDENCE. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Second Amendment and the Credit Agreement and the compliance with the conditions set forth herein.

     5.   MISCELLANEOUS.

          5.1 EFFECTIVENESS OF THE CREDIT AGREEMENT AND THE NOTES. Except as hereby expressly amended, the Credit Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          5.2 WAIVERS. This Second Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

          5.3 COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Company, the Agent and the Majority Banks shall have signed a copy hereof and the same shall have been delivered to the Agent.

          5.4 GOVERNING LAW. This Second Amendment shall be governed by and construed in accordance with the laws of the State of California.

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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.

                              FOUNDATION HEALTH SYSTEMS, INC.

                              By:  /s/ SIGNATURE
                                 -----------------------------------


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION,
                              as Administrative Agent

                              By:  /s/ SIGNATURE
                                 -----------------------------------


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as a Bank

                              By:  /s/ SIGNATURE
                                 -----------------------------------



                              [NOTE:  OTHER SIGNATURE LINES
                                   HAVE BEEN OMITTED.]

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